March 8, 2017

FOR ADDITIONAL INFORMATION

Media	Investors
Ken Stammen	Randy Hulen	Sara Macioch
Manager, Communications	Vice President, Investor Relations	Manager, Investor Relations
(614) 460-5544	(219) 647-5688	(614) 460-4789
kstammen@nisource.com	rghulen@nisource.com	smacioch@nisource.com

NiSource Outlines Enhanced Annual Growth
Projections of 5-7 Percent through 2020

Modernization investments and enhanced customer-focused strategy driving increased growth

MERRILLVILLE, Ind. - NiSource Inc. (NYSE: NI) today will outline its plans to grow the company’s net operating earnings per share (non-GAAP) and dividend at 5-7 percent annually through 2020, up from its projected 4-6 percent annual growth first outlined in September 2014.

At NiSource’s Investor Day today in New York City, President and Chief Executive Officer Joseph Hamrock and other senior leaders will discuss the company’s business results and updated investment plans, which are focused on infrastructure modernization and enhanced customer growth.

“The NiSource team successfully met or exceeded, the customer and investor commitments we outlined more than two years ago, and now we’ve set in motion a balanced, stakeholder-focused plan to further elevate our performance,” said Hamrock.

Value-Creating Utility Investments
At the foundation of NiSource’s business strategy remains more than $30 billion of identified long-term utility investments. This includes approximately $20 billion of natural gas system investments and about $10 billion of electric system investments over the next 20-plus years. These high-value investments are supported by a constructive regulatory strategy and established timely cost recovery mechanisms.

NiSource projects it will invest $1.6-$1.8 billion annually through 2020 as it executes on these investment opportunities, which are improving the safety and reliability of NiSource’s utility infrastructure, enhancing the environment, supporting local economic development, and creating shareholder value.

“As we accelerate our investment in these value-creating programs, we’re just as focused on improving our customer experience and services, and maintaining energy affordability,” said Hamrock. “This includes initiatives and services that make it easier for customers to do business with us, the continuation of our recognized energy efficiency and assistance programs, and process and technology efficiencies.”

Also supporting NiSource’s customer focus is a deliberate strategy to grow its natural gas customer base. Enabled by a recovering housing market in certain geographies and responding to the growing customer demand for natural gas, NiSource has initiated a focused, sustainable plan to grow its natural gas customer base by 1 percent annually by 2020.

Solid Financial Foundation to Support Sustainable Growth
NiSource maintains a solid financial foundation, including a healthy balance sheet and growing cash flow, to support its long-term utility growth investments. This includes a solid liquidity position, with about $2.2 billion of committed facilities in place, including $684 million in net available liquidity as of Dec. 31, 2016, consisting of cash and available capacity under these credit facilities. NiSource remains committed to maintaining investment grade credit. Standard & Poor’s currently rates NiSource at BBB+, Moody’s at Baa2 and Fitch at BBB, all with stable outlooks.

Hamrock reinforced that NiSource’s 5-7 percent projected growth rate through 2020 is inclusive of all funding needs to support the company’s infrastructure strategy. Looking beyond 2020, continued infrastructure investment at NiSource companies is expected to drive sustainable annual net operating earnings per share and dividend growth.

Today’s Investor Day Presentation
NiSource’s Investor Day presentation will be webcast live with accompanying presentations on www.nisource.com starting at 8:30 a.m. ET. A replay of the webcast will be available on www.nisource.com beginning that afternoon.

About NiSource
NiSource Inc. (NYSE: NI) is one of the largest fully-regulated utility companies in the United States, serving approximately 3.5 million natural gas customers and 500,000 electric customers across seven states through its local Columbia Gas and NIPSCO brands. Based in Merrillville, Indiana, NiSource’s approximately 8,000 employees are focused on safely delivering reliable and affordable energy to our customers and communities we serve. NiSource has been designated a World’s Most Ethical Company by the Ethisphere Institute since 2012 and is a member of the Dow Jones Sustainability - North America Index. Additional information about NiSource, its investments in modern infrastructure and systems, its commitments and its local brands can be found at www.nisource.com. Follow us at www.facebook.com/nisource, www.linkedin.com/company/nisource or www.twitter.com/nisourceinc. NI-F

Forward-Looking Statements

This release contains forward-looking statements within the meaning of federal securities laws. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. Examples of forward-looking statements in this release include statements and expectations regarding NiSource’s business, performance, growth, investment opportunities, and planned, identified, infrastructure or utility investments. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the projections, forecasts, estimates, plans, expectations and strategic direction discussed in this release include, among other things, NiSource’s debt obligations; any changes in NiSource’s credit rating; NiSource’s ability to execute its growth strategy; changes in general economic, capital and commodity market conditions; pension funding obligations; economic regulation and the impact of regulatory rate reviews; NiSource’s ability to obtain expected financial or regulatory outcomes; any damage to NiSource’s reputation; compliance with environmental laws and the costs of associated liabilities; fluctuations in demand from residential and commercial customers; economic conditions of certain industries; the success of NIPSCO’s electric generation strategy; the price of energy commodities and related transportation costs; the reliability of customers and suppliers to fulfill their payment and contractual obligations; potential impairments of goodwill or definite-lived intangible assets; changes in taxation and accounting principles; potential incidents and other operating risks associated with our business; the impact of an aging infrastructure; the impact of climate change; potential cyber-attacks; construction risks and natural gas costs and supply risks; extreme weather conditions; the attraction and retention of a qualified workforce; advances in technology; the ability of NiSource’s subsidiaries to generate cash; uncertainties related to the expected benefits of the Separation and other matters set forth in Item 1A, “Risk Factors” section of NiSource’s Annual Report on Form10-K for the fiscal year ended December 31, 2016 and in other filings with the Securities and Exchange Commission. NiSource expressly disclaims any duty to update, supplement or amend any of its forward-looking statements contained in this release, whether as a result of new information, subsequent events or otherwise, except as required by applicable law.

Regulation G Disclosure Statement
This press release includes guidance for NiSource with respect to net operating earnings per share, which is a non-GAAP financial measure as defined by the SEC’s Regulation G. The company includes such measure because management believes it permits investors to view the company’s performance using the same tools that management uses and to better evaluate the Company’s ongoing business performance. With respect to such guidance, it should be noted that there will likely be differences between such measure and the GAAP equivalent due to various factors, including, but not limited to, fluctuations in weather, asset sales and impairments, and other items included in GAAP results. NiSource is not able to estimate the impact of such factors on GAAP earnings and, as such, is not providing earnings guidance on a GAAP basis.

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